POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 1, 2017 TO THE

PROSPECTUS DATED FEBRUARY 24, 2017

PowerShares Emerging Markets Sovereign Debt Portfolio

Effective immediately, the Prospectus is revised as follows:

•	On page 79, the fourth paragraph under the section titled “DBIQ Emerging Market USD Liquid Balanced Index (PowerShares Emerging Markets Sovereign Debt Portfolio)” is deleted and replaced with the following:

The resulting Underlying Index consists of one to three bonds from each eligible emerging market country. The Index Provider generates the Underlying Index Membership on a quarterly basis, five business days before the last day of business of February, May, August and November (the “Selection Date”) of each year. Further monthly selection observations are made to ensure the bond meets the default and notional outstanding eligibility criteria. Market values only are reset to equal between the eligible market countries annually. In addition, if a sovereign bond is in default as of the close of the Selection Date, the Index Provider will consider that government to be in default, and all bonds issued by that government will be removed from the Underlying Index at the next rebalancing.

Please Retain This Supplement For Future Reference.

P-PS-PRO-FIX SUP-7 12-1-17